Thrivent Series Fund, Inc.

Supplement to the Prospectus

dated April 30, 2015

with respect to

Thrivent Partner All Cap Portfolio

Pyramis Global Advisors, LLC, subadviser for the Thrivent Partner All Cap Portfolio, changed its name to FIAM LLC and all references to the subadviser in the Prospectus shall be changed to FIAM LLC. FIAM LLC and its group of affiliates managed approximately $209.6 billion in assets worldwide as of September 30, 2015.

The date of this Supplement is January 4, 2016.

Please include this Supplement with your Prospectus.

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